EXHIBIT 99.27(e)(3)
                      SIMPLIFIED LIFE INSURANCE APPLICATION



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[logo]PHOENIX  One American Row                                                               SIMPLIFIED LIFE INSURANCE APPLICATION
               PO Box 5056
               Hartford CT 06102-5056                                                             FOR COMPANY USE ONLY
                                                                                                  Case Number:_____________________
               (COLI Administration H-G)                                                          Master App. No.: ________________


Company is defined as:  [ ] Phoenix Life Insurance Company        [ ] Phoenix Life and Annuity Company
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SECTION I - PROPOSED INSURED
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Print Name as it is to appear on policy (First, Middle, Last)   Sex                               Birthdate (Month, Day, Year)
                                                                  [ ] Male     [ ] Female
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Birthplace (State or Country)                                   United States Citizen             Social Security Number
                                                                  [ ] Yes      [ ] No
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Driver's License No. (Include State)     Marital Status
                                           [ ] Single     [ ] Married     [ ] Widowed     [ ] Divorced     [ ] Separated
--------------------------------------- ------------------------------------------------------------------- -----------------------
Home Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)                               Home Telephone Number
                                                                                                             (         )
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Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, ZIP Code, and Country

-------------------------------------------------------------- --------------------------------------------- ----------------------
Current Occupation and Duties                                   Business Entity                               Length of Employment

-------------------------------------------------------------- ----------------------------------- --------- ----------------------
Business Entity Address (Include Street, Apt. Number, City, State, ZIP Code, and Country)           Bus. Phone No. (Include Ext.)
                                                                                                    (         )
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Email Address

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SECTION II - OWNERSHIP (CHOOSE ONE AND COMPLETE ONE OF THE FOLLOWING)
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[ ] A. Business Entity named in Master Application is owner
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[ ] B. Proposed Insured
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[ ] C. Other Owner               Relationship to Proposed Insured

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Name                                                                                                       Tax ID Number

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Address

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Send premium and lapse notices to: (in addition to owner)
[ ] Proposed Insured:    [ ] Home Address   [ ] Business Entity Address
[ ] Secondary Address______________________________________________________________________________________________________________
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SECTION III - BENEFICIARY DESIGNATION(S) (CHOOSE ONE AND COMPLETE ONE OF THE FOLLOWING)
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[ ] A. Business Entity named in Master Application is beneficiary
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[ ] B. Other beneficiary (Complete details below)  [ ] Check if subject to split dollar agreement
-------------------------------- ---------------------------------------------- -------------------------- ------------------------
Primary Beneficiary               Relationship to Proposed Insured                Date of Birth             Tax ID Number

-------------------------------- ---------------------------------------------- -------------------------- ------------------------
Contingent Beneficiary            Relationship to Proposed Insured                Date of Birth             Tax ID Number

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SECTION IV - COVERAGE APPLIED FOR (CHOOSE ONE AND COMPLETE ONE OF THE FOLLOWING)
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[ ] A. As specified in Master Application
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[ ] B. Specified as follows:
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Plan of Insurance                                                                 Basic Policy Amount
                                                                                   $
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Rider
[ ] Flexible Term Insurance Rider: Initial Face Amount $___________________
        Scheduled Annual Increases: (Choose one)
        [ ] None
        [ ] Level Percentage ________%
        [ ] Level Dollar Amount $ _______________
        [ ] Other (attach schedule)
Other Riders:
             ________________________________________________       _______________________________________________

             ________________________________________________       _______________________________________________

             ________________________________________________       _______________________________________________
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Tax Test (GPT if none specified):    [ ] Cash Value Accumulation Test    [ ] Guideline Premium Test
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Death Benefit Option (Option 1 if none checked):
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[ ] Option 1 - Level   [ ] Option 2 - Increasing    [ ] Option 3 - Specified Face + Accumulated Premiums Net of Distributions
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First Year Anticipated BILLED Premium (Excluding 1035 Exchange, Lump Sum Funds, etc.)   Subsequent Planned Annual Premium

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FOR VARIABLE LIFE ONLY
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DO YOU UNDERSTAND THAT IF YOU HAVE PURCHASED A VARIABLE LIFE POLICY, THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN
CONDITIONS AND THAT THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION
BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS? [ ] YES  [ ] NO

If you are purchasing a Variable Life Policy, do you believe it is suitable to meet your financial objectives? [ ] Yes  [ ] No

IF I HAVE PURCHASED A VARIABLE LIFE POLICY, I CONFIRM THAT I HAVE RECEIVED THE PROSPECTUS FOR THAT POLICY AND ITS UNDERLYING FUNDS.
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SECTION V - MODE OF PREMIUM PAYMENT
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[ ] Annual             [ ] Quarterly          [ ] Semi-Annual            [ ] Monthly
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SECTION VI - MEDICAL HISTORY OF PROPOSED INSURED - (DOES NOT NEED TO BE COMPLETED IF EXAM HAS BEEN ORDERED)
------------------------------------ ------------------------ ---------------------------------------------------------------------
Height                                Weight                   Has your weight decreased by 10 or more pounds in the past 2 years?
                                                               If "yes," how much? ____________  lbs.    [ ] Yes    [ ] No
------------------------------------ ------------------------ ---------------------------------------------------------------------
Name(s) and Address(es) of Personal Physician(s) or Health Care Facility(s).    [ ] None

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
Date and Reason for Last Consultation:

____________________________________________________________________________________________________________________________________
To the best of your knowledge have you:
        YES     NO
        [ ]     [ ]     1.      Ever had or been treated for high blood pressure, chest pain, heart disease, stroke, lung disorder, cancer, diabetes, kidney disease, liver disease, or mental or nervous disorder?
        [ ]     [ ]     2.      In the last 5 years received counseling or treatment for alcohol or other drug use?
        [ ]     [ ]     3.      Ever been diagnosed or treated by a medical professional for Acquired Immune Deficiency Syndrome
                                (AIDS) or AIDS Related Complex (ARC), or told that you are HIV Positive?
        [ ]     [ ]     4.      Smoked any cigarettes in the last 12 months?
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SECTION VII - ADDITIONAL INFORMATION
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        YES     NO
        [ ]     [ ]     1.      Have you used tobacco or nicotine products in any form in the last 10 years? If "Yes", PLEASE CIRCLE the products(s) used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine
                                patch or gum. Check one:  [ ] Use currently   [ ] Date quit _____________________________
        [ ]     [ ]     2.      Have you ever applied for life, accident, or health insurance and been postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).
        [ ]     [ ]     3.      Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force).
        [ ]     [ ]     4.      Do you intend to live or travel outside the United States or Canada? (If "Yes," state where and for how long).
        [ ]     [ ]     5.      Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes", complete Aviation Questionnaire, form FN7).
        [ ]     [ ]     6.      Have you participated in the past 3 years or plan to engage in any hazardous activity such as motor vehicle,  motorcycle or motorboat racing, parachute jumping, skin or scuba diving or other underwater activity, hang gliding or other hazardous avocation? (If "Yes", complete Avocation
                                Questionnaire, form OL1064).
        [ ]     [ ]     7.      Have you in the past three years been the driver of a motor vehicle involved in an accident, or charged with a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?
        [ ]     [ ]     8.      Have you ever been convicted of felony or do you have charges pending?
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Give full details for all "Yes" answers above.
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       Question Number                                                          Details
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SECTION VIII - EXISTING LIFE INSURANCE
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Describe all coverage in force. Include individual and group. If none, write none.
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
        Company                Year Issued        Plan                     Amount                        Personal / Business
----------------------------- ------------ ----------------- ---------------------------------- -----------------------------------

                                                              $                                              [ ]     [ ]
----------------------------- ------------ ----------------- ---------------------------------- -----------------------------------

                                                              $                                              [ ]     [ ]
----------------------------- ------------ ----------------- ---------------------------------- -----------------------------------

                                                              $                                              [ ]     [ ]
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Total Life Insurance in force (if none, indicate)  $________  Total Accidental Death Benefit in force (if none, indicate) $________
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    YES     NO
    [ ]     [ ]      1.    With this policy, do you plan to replace (in whole or in part, now or in the future) any existing life insurance or annuity contract in force?
    [ ]     [ ]      2.    Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) to pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information
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        Company                Year Issued        Plan                     Amount                        Personal / Business
----------------------------- ------------- ---------------- ---------------------------------- -----------------------------------

                                                              $                                              [ ]     [ ]
----------------------------- ------------- ---------------- ---------------------------------- -----------------------------------

                                                              $                                              [ ]     [ ]
----------------------------- ------------- ---------------- ---------------------------------- -----------------------------------

                                                              $                                              [ ]     [ ]
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INCOME
----------------------------- ------------------------------ ---------------------------------- -----------------------------------
Earned Income                  Independent Income             Net Worth
----------------------------- ------------------------------ ---------------------------------- -----------------------------------
ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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ADDITIONAL COMMENTS




















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Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud as determined by a court of competent jurisdiction.
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                      AUTHORIZATION TO OBTAIN INFORMATION

I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically-related facility, insurance company, the Medical Information Bureau (MIB) or other organization, institution or person, having any records or knowledge of me or my health, to give to Phoenix Life Insurance Company and its subsidiaries or reinsurers, any such information. If insurance on any minor child is applied for, this authorization extends to records and knowledge of that child and that child's health. To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge of any agency employed by the company to collect and transmit such information.

I also authorize business associates, attorneys, accountants, friends, neighbors, consumer reporting agencies, insurance companies, motor vehicle departments, or the Medical Information Bureau (MIB) to provide any information that may affect my insurability to Phoenix, its subsidiaries or reinsurers. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place.

The information requested by Phoenix Life Insurance Company and its subsidiaries or reinsurers, may include information regarding diagnosis and treatment of physical or mental conditions, including consultations occurring after the date this authorization is signed. Medical information will be used only for the purpose of risk evaluation, determining eligibility for benefits under any policies issued, and for insurance statistical studies. If a medical record contains information relating to alcohol or drug abuse or mental health care, adequate information is to be released to serve these purposes.

I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer Reports and the Medical Information Bureau and the Underwriting Process.

I also authorize the preparation of an investigative consumer report. [ ] I do
[ ] I do not (check one only) require that I be interviewed in connection with any investigative consumer report that may be prepared.

This authorization shall continue to be valid for thirty months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. I understand I may or an individual authorized to act on my behalf may receive a copy of this authorization on request.

I have reviewed this application, and I hereby verify that all information given here and in Part II of this application is true and complete and has been correctly recorded to the best of my knowledge and belief.

I understand that as long as I am employed by the employer identified in the Master Application, the Company is authorized to increase the Face Amount of the policy from time to time in accordance with my employer's instructions. Each increase shall be subject to the underwriting limitations and requirements which the Company has in effect on the date the increase is requested including, but not limited to, my being Actively-At-Work at the time of each change.

I certify that (a) the Social Security or Tax Identification Number shown above is correct, and (b) that I am not subject to back-up withholding.
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Proposed Insured's Signature              State Signed In         Witness                           Date

X
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Owner (if other than Proposed Insured     State Signed In         Witness                           Date

X
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The Producer hereby certifies he/she has truly and accurately recorded on the application the information supplied by the Proposed Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE PROPOSED INSURED REPLACE (IN WHOLE OR IN PART) ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACT IN FORCE
WITH THE POLICY APPLIED FOR?      [ ] YES    [ ] NO

WILL THE PROPOSED INSURED UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE)
TO PAY FOR THE INITIAL OR SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR?    [ ] YES    [ ] NO
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Lic. Agt./Reg. Rep.'s Signature               Date                    Lic. Agt./Reg. Rep.'s I.D. No.
X
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Broker/Dealer Name and Address                                                               Broker/Dealer No.

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